UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 30, 2021

BEYOND MEAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
119 Standard Street
El Segundo, California 90245
(Address of principal executive offices, including zip code)

(866) 756-4112
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02. Results of Operations and Financial Condition.

On May 6, 2021, Beyond Meat, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended April 3, 2021. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated in this Item 2.02, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
As previously reported in a Current Report on Form 8-K filed on March 1, 2021, Beyond Meat, Inc. (the “Company”) announced that Mark J. Nelson, the Company’s Chief Financial Officer and Treasurer, will be retiring from his position with the Company on May 5, 2021. Mr. Nelson will provide consulting services to the Company pursuant to a consulting agreement, as previously reported.

In connection with Mr. Nelson’s retirement, on April 30, 2021, the Company’s Board of Directors appointed Gary A.Schultz, the Company’s Vice President, Corporate Controller, to serve as the Company’s interim principal financial officer effective May 6, 2021. The Company’s search for Mr. Nelson’s successor is ongoing.

Mr. Schultz, age 67, joined the Company as a Senior Accountant on September 24, 2014, has served the Company as Controller since March 16, 2017 and as Vice President, Corporate Controller since November 1, 2019, and has over 30 years of financial, business and leadership experience in high growth organizations. Prior to joining the Company, from January 2010 to January 2014, Mr. Schultz served as the Corporate Controller for Inter-Con Security Systems, Inc. a multinational security services company. Prior to joining Inter-Con Security Systems, Inc., Mr.Schultz served as the Controller of EIWA International, Inc., Optical Communications Products, Inc. and Siemens Medical Solutions Diagnostics. Mr. Schultz began his career at a certified public accounting firm providing consulting, income tax and planning services. Mr. Schultz, a licensed certified public accountant in the State of California, received a Bachelor of Science in Accounting from California State University at Northridge.

In connection with Mr. Schultz’s appointment as the Company’s interim principal financial officer, Mr. Schultz entered into the Company’s standard form of indemnification agreement, a copy of which is filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1/A filed with the SEC on January 9, 2019. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Mr. Schultz for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as an officer of the Company.

There is no arrangement pursuant to which Mr. Schultz was selected as an officer, no family relationships between him and any director or other executive officer of the Company, and no transactions involving him or a member of his immediate family, that would require disclosure by the Company under Item 404(a) of SEC Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On May 6, 2021, representatives of the Company will begin making presentations using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.2 (the “Investor Presentation”). The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others. A copy of the Investor Presentation will be available on the “Investors” section of the Company’s website at www.beyondmeat.com.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Investor Presentation speaks only as of the date of this Current Report on Form 8-K. The Company undertakes no duty or obligation to publicly update or revise the information contained in the Investor Presentation, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. In addition, the exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

By furnishing the information contained in the Investor Presentation, the Company makes no admission as to the materiality of any information in the Investor Presentation that is required to be disclosed solely by reason of Regulation FD.

In accordance with General Instruction B.2. of Form 8-K, the information contained or incorporated in this Item 7.01, including the Investor Presentation furnished herewith as Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 3, 2021 to be filed with the SEC, as well as other factors described from time to time in the Company's filings with the SEC. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If it does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of Beyond Meat, Inc. dated May 6, 2021
99.2	Investor presentation in use beginning May 6, 2021
104	Cover page interactive data file (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Teri L. Witteman
Teri L. Witteman
Chief Legal Officer and Secretary

Date: May 6, 2021